Exceptional items and remeasurements	12 Months Ended
Mar. 31, 2018
Exceptional Items And Remeasurements [Abstract]
Exceptional items and remeasurements
Exceptional items and remeasurements

To monitor our financial performance, we use a profit measure that excludes certain income and expenses. We call that measure ‘business performance’ or ‘adjusted profit’. We exclude items from business performance because, if included, these items could distort understanding of our performance for the year and the comparability between periods. This note analyses these items, which are included in our results for the year but are excluded from business performance.

Our financial performance is analysed into two components: business performance, which excludes exceptional items and remeasurements; and exceptional items and remeasurements. Business performance is used by management to monitor financial performance as it is considered that it improves the comparability of our reported financial performance from year to year. Business performance sub-totals are presented on the face of the income statement or in the notes to the financial statements.

Management utilises an exceptional items framework that has been discussed and approved by the Audit Committee. This follows a three-step process which considers the nature of the event, the financial materiality involved and any particular facts and circumstances. In considering the nature of the event, management focuses on whether the event is within the Group’s control and how frequently such an event typically occurs. In determining the facts and circumstances management considers factors such as ensuring consistent treatment between favourable and unfavourable transactions, precedent for similar items, number of periods over which costs will be spread or gains earned and the commercial context for the particular transaction.

Items of income or expense that are considered by management for designation as exceptional items include significant restructurings, write-downs or impairments of non-current assets, significant changes in environmental or decommissioning provisions, integration of acquired businesses, gains or losses on disposals of businesses or investments and significant debt redemption costs as a consequence of transactions such as significant disposals or issues of equity, and the related tax as well as deferred tax arising on changes to corporation tax rates.

Costs arising from restructuring programmes include redundancy costs. Redundancy costs are charged to the income statement in the year in which a commitment is made to incur the costs and the main features of the restructuring plan have been announced to affected employees.

Remeasurements comprise gains or losses recorded in the income statement arising from changes in the fair value of commodity contract derivatives and of derivative financial instruments to the extent that hedge accounting is not achieved or is not effective. These fair values increase or decrease because of changes in commodity and financial indices and prices over which we have no control.

Exceptional items and remeasurements from continuing operations

	2018	2017	2016
	£m	£m	£m
Included within operating profit
Exceptional items:
Environmental charges	—	(526)	—
Gas holder demolition costs	—	(107)	—
Final settlement of LIPA MSA Transition	26	—	—
	26	(633)	—
Remeasurements – commodity contract derivatives	10	68	11
	36	(565)	11
Included within finance costs
Remeasurements – net gains/(losses) on derivative financial instruments	229	(58)	(99)
Included within share of post-tax results of joint ventures and associates
Remeasurements – net gains on financial instruments	1	—	—
Exceptional items:
Deferred tax arising on the reduction in US corporation tax rate	5	—	—
Impairment of investment in Quadgas HoldCo Limited	(213)	—	—
	(207)	—	—
Total included within profit before tax	58	(623)	(88)
Included within tax
Exceptional items – credits arising on items not included in profit before tax:
Deferred tax arising on the reduction in the UK corporation tax rate	—	94	162
Deferred tax arising on the reduction in the US corporation tax rate	1,510	—	—
Tax on exceptional items	(9)	227	—
Tax on remeasurements	(28)	(29)	15
	1,473	292	177
Total exceptional items and remeasurements after tax	1,531	(331)	89
Analysis of total exceptional items and remeasurements after tax
Exceptional items after tax	1,319	(312)	162
Remeasurements after tax	212	(19)	(73)
Total exceptional items and remeasurements after tax	1,531	(331)	89

4. Exceptional items and remeasurements continued

Operating exceptional items
2017/18
During the year, the Group reached an agreement with LIPA on an amount in final settlement of receivables and payables that arose following the cessation of the Management Services Agreement with LIPA in December 2013. The settlement has resulted in a gain of £26 million, which has been recorded as exceptional, consistent with the treatment of gains and losses on the original transaction.

In assessing the value of the Group’s interests in Quadgas HoldCo Limited (the holding company for Cadent Gas) at 31 March 2018, the Company has considered the fair market value of its interests as implied by the agreement relating to the potential sale of a 25% interest in Quadgas HoldCo Limited (equity and shareholder loans), announced on 1 May 2018 and described in note 15.

The associated accounting implications are the recognition of a £110 million fair value gain on the Further Acquisition Agreement (FAA) which is detailed in the remeasurements section below and a £213 million impairment against the equity carrying value of investment in Quadgas HoldCo Limited. We have assessed the carrying value of all our interests in Quadgas HoldCo Limited (including the FAA derivative asset noted above) against the cash flows we expect to receive under the agreement for the 25% (comprising future dividends, shareholder loan interest income and the proceeds on exercise of the option arrangement plus a cost of carry), discounted to present value using an estimate of Quadgas Investments BidCo Limited’s marginal cost of borrowing. Following the recognition of this charge, the total carrying value of our interests in Quadgas HoldCo Limited is £2.1 billion. Neither of these two accounting entries are taxable.

2016/17
In the US, the Group’s most significant environmental liabilities relate to former manufacturing gas plant (MGP) facilities formerly owned or operated by the Group. The sites are subject to both state and federal law in the US. Environmental reserves are re-evaluated at each reporting period. The expenditure is expected to be largely recoverable from rate payers but, under IFRS, no asset can be recorded for this. During the second half of 2016/17, the Group updated its assessment of the gross remediation costs at three key sites in New York, resulting in an increase of £481 million on an undiscounted basis.

The charge booked reflects the Group’s best estimate of future cash outflow, based on notices received from state and federal authorities, and plans developed in response, supported by external consultants where appropriate. In some cases, judgement is also required regarding the Group’s share of the estimated cost, principally at sites where other parties are also potentially liable but where no cost sharing agreement exists.

Also included within the above are charges relating to the impact of a change in the real discount rate from 2% to 1% on our provisions.

A provision of £107 million was made for the demolition of certain non-operational gas holders in the UK. Following the disposal of UK Gas Distribution, the land on which the gas holders are sited was transferred to the Group’s UK property division. The Group’s property division maximises our return from our land portfolio and therefore a constructive obligation exists to demolish the gas holders.

Remeasurements
As described further in note 30(f), the FAA signed on 31 March 2017 relating to a 14% interest in the equity and shareholder loans of Quadgas HoldCo Limited is treated as a derivative at fair value through profit and loss. In assessing the fair value of this derivative at 31 March 2018, we have compared the pricing mechanism within the FAA against that of the agreement concerning our remaining 25% interest. The £110 million gain reflects the pricing differential between the two contracts. At 31 March 2017, being the date on which the FAA was signed, the fair value was taken to be zero.

Commodity contract derivatives represent mark-to-market movements on certain physical and financial commodity contract obligations in the US. These contracts primarily relate to the forward purchase of energy for supply to customers, or to the economic hedging thereof, that are required to be measured at fair value and that do not qualify for hedge accounting. Under the existing rate plans in the US, commodity costs are recoverable from customers although the timing of recovery may differ from the pattern of costs incurred.

Net losses or gains on derivative financial instruments comprise losses or gains arising on derivative financial instruments reported in the income statement. These exclude gains and losses for which hedge accounting has been effective, which have been recognised directly in other comprehensive income or which are offset by adjustments to the carrying value of debt. Therefore, these are always excluded from business performance.

Net gains on financial instruments comprise the gains on financial instruments of Quadgas HoldCo Limited reported through their income statement.

Items included within tax
The Tax Cuts and Jobs Act (Tax Reform) which was enacted on 22 December 2017 reduced the US corporate rate from 35% to 21% with effect from 1 January 2018. Deferred taxes at the reporting date have been measured using these enacted tax rates. Since we are in a net deferred tax liability position in the US, this results in a deferred tax credit in the year. As described further in note 10, however, we expect the overall impact of Tax Reform to be economically neutral for the Group.

The Finance Act 2016 which was enacted on 15 September 2016 reduced the main rate of UK corporation tax to 17% with effect from 1 April 2020. Deferred tax balances have been calculated at this rate for the years ended 31 March 2017 and 31 March 2018.

The Finance Act 2015 (No. 2) was enacted on 18 November 2015 which reduced the main rate of UK corporation tax to 19% with effect from 1 April 2017 and 18% from 1 April 2020. Deferred tax balances were calculated at 18% for the year ended 31 March 2016.